UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2015

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

(972) 728-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Amendment of a Material Definitive Agreement

On March 6, 2015, Affirmative Insurance Company (“AIC”), an indirectly-held, wholly-owned subsidiary of the Registrant, entered into a Commutation and Release Agreement effective January 1, 2015 (the “Commutation Agreement”) with one of its quota share reinsurers (the “Commuting Reinsurer”) under that certain Automobile Quota Share Reinsurance Contract effective June 30, 2014, and that certain Automobile Quota Share Reinsurance Contract effective December 31, 2013 (collectively, the “Quota Share Agreements”).

As compensation for the commutation, the Commuting Reinsurer paid AIC $22.2 million in full satisfaction of the Commuting Reinsurer’s present and future liabilities to AIC under the Quota Share Agreements. The Commuting Reinsurer’s participation in the Quota Share Agreements was commuted at a 74.0% loss ratio.

The foregoing description does not purport to be a complete summary of the terms of either the Commutation Agreement or the Quota Share Agreements and is qualified in its entirety by reference to the complete text of the (a) Commutation Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2015; (b) Automobile Quota Share Reinsurance Contract effective June 30, 2014, which is incorporated by reference to Exhibit 10.3 to our Quarterly Report on Form 10-Q filed with the SEC on August 14, 2014, File No. 000-50795; and (c) Automobile Quota Share Reinsurance Contract effective December 31, 2013, which is incorporated by reference to Exhibit 10.28 to our Annual Report on Form 10-K filed with the SEC on March 31, 2014, File No. 000-50795.

Item 8.01.  Other Events

On February 25, 2015, AIC received and accepted a firm commitment from the Commuting Reinsurer to participate in the quota share on an in-force basis effective March 31, 2015, pursuant to the terms and conditions of that certain Automobile Quota Share Reinsurance Contract effective June 30, 2014.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2015	AFFIRMATIVE INSURANCE HOLDINGS, INC. By: /s/ John P. Killacky John P. Killacky Executive Vice President and General Counsel